UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2010, CF Industries, Inc. (“CFI”), a Delaware corporation and wholly-owned subsidiary of CF Industries Holdings, Inc. (the “Company”), issued $800,000,000 aggregate principal amount of 6.875% senior notes due 2018 (the “2018 Notes”) and $800,000,000 aggregate principal amount of 7.125% senior notes due 2020 (the “2020 Notes” and, together with the 2018 Notes, the “Notes”), which are guaranteed by the Company and certain wholly-owned subsidiaries of the Company other than CFI (together with the Company, the “Guarantors”).  The 2018 Notes were issued pursuant to an Indenture, dated as of April 23, 2010 (the “Base Indenture”), among CFI, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated April 23, 2010 (the “First Supplemental Indenture” and the Base Indenture as so supplemented, the “2018 Notes Indenture”), among CFI, the Guarantors and the Trustee.  The 2020 Notes were issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture, dated April 23, 2010 (the “Second Supplemental Indenture” and the Base Indenture as so supplemented, the “2020 Notes Indenture” and, together with the 2018 Notes Indenture, the “Indentures”), among CFI, the Guarantors and the Trustee.  Under the Indentures, the Notes are to be guaranteed by the Company and by each of the Company’s current and future subsidiaries, other than CFI, that from time to time is a borrower or guarantor under the Credit Agreement, dated as of April 5, 2010 (as amended or modified from time to time, the “Credit Agreement”), among the Company, CFI, the various lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, including related collateral documents and other agreements, or any renewal, replacement or refinancing thereof.

The 2018 Notes bear interest at a rate of 6.875% per annum, payable semiannually on May 1 and November 1 beginning on November 1, 2010, mature on May 1, 2018 and are redeemable at CFI’s option, in whole at any time or in part from time to time, at a make-whole redemption price specified in the First Supplemental Indenture.

The 2020 Notes bear interest at a rate of 7.125% per annum, payable semiannually on May 1 and November 1 beginning on November 1, 2010, mature on May 1, 2020 and are redeemable at CFI’s option, in whole at any time or in part from time to time, at a make-whole redemption price specified in the Second Supplemental Indenture.

Under each Indenture, specified changes of control involving the Company or CFI, when accompanied by a ratings downgrade, as defined with respect to the applicable series of Notes, constitute change of control repurchase events.  Upon the occurrence of a change of control repurchase event with respect to the 2018 Notes or the 2020 Notes, as applicable, unless CFI has exercised its option to redeem such Notes, CFI will be required to offer to repurchase them at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The Indentures contain covenants that limit, among other things, the ability of the Company and its subsidiaries, including CFI, to incur liens on certain properties to secure debt, to engage in sale and leaseback transactions, to merge or consolidate with other entities and to sell, lease or transfer all or substantially all of the assets of the Company and its subsidiaries to another entity.  Each of the Indentures provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest on the applicable Notes; failure to comply with other covenants or agreements under the Indenture (other than the reporting covenant described below); certain defaults on other indebtedness; the failure of the Company’s or certain subsidiaries’ guarantees of the applicable Notes to be enforceable; and specified events of bankruptcy or insolvency.  Under each Indenture, in the case of an event of default arising from one of the specified events of bankruptcy or insolvency, the applicable Notes would become due and payable immediately, and, in the case of any other event of default, the Trustee or the holders of at least 25% in aggregate principal amount of the applicable Notes then outstanding may declare all of such Notes to be due and payable immediately.  Each of the Indentures includes a covenant requiring the Company to file reports with the Securities and Exchange Commission (the “SEC”) (or to provide such reports to holders of the applicable Notes if the SEC will not accept such filings).  During an uncured failure to comply with that covenant after 180 consecutive days following notice from the Trustee or holders of at least 25% in aggregate principal amount of the applicable Notes then outstanding, liquidated damages would become payable on the applicable Notes at a rate per annum equal to 0.25% of the principal amount of the applicable Notes.

The Trustee is a lender under the Credit Agreement and also provides other services to the Company and its subsidiaries from time to time in the normal course of business.  In addition, Wells Fargo Securities, LLC, an affiliate of the Trustee, served as an underwriter in connection with the issuance and sale of the Notes.

The Base Indenture, the 2018 Notes Indenture and the 2020 Notes Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and Wells Fargo Bank, National Association, as trustee

4.2

First Supplemental Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and the other guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to CF Industries, Inc.’s 6.875% Senior Notes due 2018 (includes form of note)

4.3

Second Supplemental Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and the other guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to CF Industries, Inc.’s 7.125% Senior Notes due 2020 (includes form of note)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and Wells Fargo Bank, National Association, as trustee

4.2

First Supplemental Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and the other guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to CF Industries, Inc.’s 6.875% Senior Notes due 2018 (includes form of note)

4.3

Second Supplemental Indenture, dated April 23, 2010, among CF Industries, Inc., CF Industries Holdings, Inc. and the other guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to CF Industries, Inc.’s 7.125% Senior Notes due 2020 (includes form of note)